RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2017

Investors:
RenaissanceRe Holdings Ltd.
Aditya Dutt
Senior Vice President and Treasurer
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Statements of Operations
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Segment Underwriting Results	4
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	5

Balance Sheets
a.	Summary Consolidated Balance Sheets	6

Investments
a.	Investment Portfolio - Composition	7
b.	Summary of Other Investments	8
c.	Total Investment Result	9
d.	Investment Portfolio - Effective Yield and Credit Rating	10
e.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	11

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	12
b.	Paid to Incurred Analysis	13

Other Items
a.	Earnings per Share	14
b.	Equity in (Losses) Earnings of Other Ventures	15
c.	Other Income	15
d.	Ratings	16

Supplemental Information
a.	Gross Premiums Written	17
b.	Property Segment Supplemental Underwriting Results	18
c.	Lloyd's Platform Supplemental Underwriting Results	19

Comments on Regulation G		20 - 22

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 22 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company’s business consists of two reportable segments: (1) Property, which is comprised of catastrophe and other property reinsurance and insurance written on behalf of the Company's operating subsidiaries and certain joint ventures managed by the Company's ventures unit, and (2) Casualty and Specialty, which is comprised of casualty and specialty reinsurance and insurance written on behalf of the Company's operating subsidiaries and certain joint ventures managed by the Company's ventures unit. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, the United Kingdom, and the United States.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Highlights
Gross premiums written	$922,090	$323,091	$430,224	$759,128	$862,133
Net premiums written	$544,136	$219,499	$284,222	$519,916	$511,675
Net premiums earned	$366,045	$351,901	$346,521	$351,402	$353,606
Net claims and claim expenses incurred	193,081	123,901	112,575	167,750	126,605
Acquisition expenses	83,282	74,146	80,580	69,005	65,592
Operating expenses	47,283	49,948	40,493	51,073	56,235
Underwriting income	$42,399	$103,906	$112,873	$63,574	$105,174

Net investment income	$54,325	$47,316	$51,423	$54,124	$28,863
Net realized and unrealized gains on investments	43,373	(49,967)	59,870	69,772	61,653
Change in net unrealized gains on fixed maturity investments available for sale	—	(1,398)	(113)	(90)	(269)
Total investment result	$97,698	$(4,049)	$111,180	$123,806	$90,247

Net income available to RenaissanceRe common shareholders	$92,352	$69,436	$146,825	$136,325	$127,995
Operating income available to RenaissanceRe common shareholders (1)	$48,979	$119,403	$86,955	$66,553	$66,342

Total assets	$13,319,627	$12,352,082	$12,659,531	$12,544,763	$12,153,913
Total shareholders' equity attributable to RenaissanceRe	$4,860,837	$4,866,577	$4,807,790	$4,703,217	$4,760,593

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.25	$1.69	$3.56	$3.22	$2.95
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.18	$2.92	$2.09	$1.55	$1.51
Dividends per common share	$0.32	$0.31	$0.31	$0.31	$0.31
Book value per common share	$109.37	$108.45	$107.10	$103.70	$101.19
Tangible book value per common share (1)	$102.82	$101.87	$100.41	$96.97	$94.60
Tangible book value per common share plus accumulated dividends (1)	$119.86	$118.59	$116.82	$113.07	$110.39
Change in tangible book value per common share plus change in accumulated dividends (1)	1.2%	1.8%	3.9%	2.8%	2.6%

Financial ratios
Net claims and claim expense ratio - current accident year	44.8%	60.1%	45.7%	56.1%	36.3%
Net claims and claim expense ratio - prior accident years	7.9%	(24.9)%	(13.2)%	(8.4)%	(0.5)%
Net claims and claim expense ratio - calendar year	52.7%	35.2%	32.5%	47.7%	35.8%
Underwriting expense ratio	35.7%	35.3%	34.9%	34.2%	34.5%
Combined ratio	88.4%	70.5%	67.4%	81.9%	70.3%
Return on average common equity - annualized	8.3%	6.3%	13.5%	12.6%	11.8%
Operating return on average common equity - annualized (1)	4.4%	10.8%	8.0%	6.1%	6.1%
Total investment return - annualized	4.1%	(0.2)%	4.9%	5.5%	4.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Gross premiums written	$922,090	$323,091	$430,224	$759,128	$862,133
Net premiums written	$544,136	$219,499	$284,222	$519,916	$511,675
(Increase) decrease in unearned premiums	(178,091)	132,402	62,299	(168,514)	(158,069)
Net premiums earned	366,045	351,901	346,521	351,402	353,606
Net investment income	54,325	47,316	51,423	54,124	28,863
Net foreign exchange gains (losses)	8,165	(5,420)	(5,986)	(690)	(1,692)
Equity in (losses) earnings of other ventures	(1,507)	4,960	(11,630)	6,022	1,611
Other income	1,665	5,177	2,268	2,654	4,079
Net realized and unrealized gains (losses) on investments	43,373	(49,967)	59,870	69,772	61,653
Total revenues	472,066	353,967	442,466	483,284	448,120
Expenses
Net claims and claim expenses incurred	193,081	123,901	112,575	167,750	126,605
Acquisition expenses	83,282	74,146	80,580	69,005	65,592
Operational expenses	47,283	49,948	40,493	51,073	56,235
Corporate expenses	5,286	11,888	11,537	5,752	8,225
Interest expense	10,526	10,534	10,536	10,536	10,538
Total expenses	339,458	270,417	255,721	304,116	267,195
Income before taxes	132,608	83,550	186,745	179,168	180,925
Income tax (expense) benefit	(334)	7,700	1,316	(6,612)	(2,744)
Net income	132,274	91,250	188,061	172,556	178,181
Net income attributable to noncontrolling interests	(34,327)	(16,219)	(35,641)	(30,635)	(44,591)
Net income attributable to RenaissanceRe	97,947	75,031	152,420	141,921	133,590
Dividends on preference shares	(5,595)	(5,595)	(5,595)	(5,596)	(5,595)
Net income available to RenaissanceRe common shareholders	$92,352	$69,436	$146,825	$136,325	$127,995

Net income available to RenaissanceRe common shareholders per common share - basic	$2.26	$1.70	$3.58	$3.23	$2.97
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.25	$1.69	$3.56	$3.22	$2.95
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.18	$2.92	$2.09	$1.55	$1.51

Return on average common equity - annualized	8.3%	6.3%	13.5%	12.6%	11.8%
Operating return on average common equity - annualized (1)	4.4%	10.8%	8.0%	6.1%	6.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$520,529	$401,561	$—	$922,090
Net premiums written	$289,871	$254,265	$—	$544,136
Net premiums earned	$186,988	$179,059	$(2)	$366,045
Net claims and claim expenses incurred	38,838	154,571	(328)	193,081
Acquisition expenses	29,103	54,179	—	83,282
Operational expenses	27,665	19,607	11	47,283
Underwriting income (loss)	$91,382	$(49,298)	$315	$42,399

Net claims and claim expenses incurred - current accident year	$39,766	$124,309	$—	$164,075
Net claims and claim expenses incurred - prior accident years	(928)	30,262	(328)	29,006
Net claims and claim expenses incurred - total	$38,838	$154,571	$(328)	$193,081

Net claims and claim expense ratio - current accident year	21.3%	69.4%		44.8%
Net claims and claim expense ratio - prior accident years	(0.5)%	16.9%		7.9%
Net claims and claim expense ratio - calendar year	20.8%	86.3%		52.7%
Underwriting expense ratio	30.3%	41.2%		35.7%
Combined ratio	51.1%	127.5%		88.4%

	Three months ended March 31, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$444,959	$417,174	$—	$862,133
Net premiums written	$232,859	$278,816	$—	$511,675
Net premiums earned	$175,232	$178,374	$—	$353,606
Net claims and claim expenses incurred	21,804	104,883	(82)	126,605
Acquisition expenses	20,124	45,468	—	65,592
Operational expenses	28,657	27,518	60	56,235
Underwriting income	$104,647	$505	$22	$105,174

Net claims and claim expenses incurred - current accident year	$27,732	$100,477	$—	$128,209
Net claims and claim expenses incurred - prior accident years	(5,928)	4,406	(82)	(1,604)
Net claims and claim expenses incurred - total	$21,804	$104,883	$(82)	$126,605

Net claims and claim expense ratio - current accident year	15.8%	56.3%		36.3%
Net claims and claim expense ratio - prior accident years	(3.4)%	2.5%		(0.5)%
Net claims and claim expense ratio - calendar year	12.4%	58.8%		35.8%
Underwriting expense ratio	27.9%	40.9%		34.5%
Combined ratio	40.3%	99.7%		70.3%

3

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Gross premiums written	$520,529	$52,447	$119,904	$493,953	$444,959
Net premiums written	$289,871	$50,960	$90,909	$350,593	$232,859
Net premiums earned	$186,988	$181,998	$172,661	$191,060	$175,232
Net claims and claim expenses incurred	38,838	25,927	23,539	80,275	21,804
Acquisition expenses	29,103	26,418	21,663	29,389	20,124
Operational expenses	27,665	29,201	24,258	26,526	28,657
Underwriting income	$91,382	$100,452	$103,201	$54,870	$104,647

Net claims and claim expenses incurred - current accident year	$39,766	$93,291	$42,062	$93,336	$27,732
Net claims and claim expenses incurred - prior accident years	(928)	(67,364)	(18,523)	(13,061)	(5,928)
Net claims and claim expenses incurred - total	$38,838	$25,927	$23,539	$80,275	$21,804

Net claims and claim expense ratio - current accident year	21.3%	51.3%	24.4%	48.9%	15.8%
Net claims and claim expense ratio - prior accident years	(0.5)%	(37.1)%	(10.8)%	(6.9)%	(3.4)%
Net claims and claim expense ratio - calendar year	20.8%	14.2%	13.6%	42.0%	12.4%
Underwriting expense ratio	30.3%	30.6%	26.6%	29.3%	27.9%
Combined ratio	51.1%	44.8%	40.2%	71.3%	40.3%

	Three months ended
Casualty and Specialty Segment	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Gross premiums written	$401,561	$270,644	$310,320	$265,175	$417,174
Net premiums written	$254,265	$168,396	$193,313	$169,323	$278,816
Net premiums earned	$179,059	$169,761	$173,860	$160,342	$178,374
Net claims and claim expenses incurred	154,571	98,279	89,844	87,390	104,883
Acquisition expenses	54,179	47,728	58,917	39,616	45,468
Operational expenses	19,607	20,723	16,217	24,526	27,518
Underwriting (loss) income	$(49,298)	$3,031	$8,882	$8,810	$505

Net claims and claim expenses incurred - current accident year	$124,309	$118,092	$116,298	$103,669	$100,477
Net claims and claim expenses incurred - prior accident years	30,262	(19,813)	(26,454)	(16,279)	4,406
Net claims and claim expenses incurred - total	$154,571	$98,279	$89,844	$87,390	$104,883

Net claims and claim expense ratio - current accident year	69.4%	69.6%	66.9%	64.7%	56.3%
Net claims and claim expense ratio - prior accident years	16.9%	(11.7)%	(15.2)%	(10.2)%	2.5%
Net claims and claim expense ratio - calendar year	86.3%	57.9%	51.7%	54.5%	58.8%
Underwriting expense ratio	41.2%	40.3%	43.2%	40.0%	40.9%
Combined ratio	127.5%	98.2%	94.9%	94.5%	99.7%

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenues
Gross premiums written	$116,680	$(731)	$14,537	$146,519	$114,503
Net premiums written	$98,695	$(580)	$8,932	$133,513	$88,506
(Increase) decrease in unearned premiums	(42,492)	59,119	48,490	(70,095)	(30,106)
Net premiums earned	56,203	58,539	57,422	63,418	58,400
Net investment income	7,756	7,597	7,213	7,162	6,869
Net foreign exchange gains (losses)	348	(197)	(474)	594	407
Other income (loss)	1	—	—	(86)	—
Net realized and unrealized gains (losses) on investments	2,061	(17,510)	1,338	11,004	15,239
Total revenues	66,369	48,429	65,499	82,092	80,915
Expenses
Net claims and claim expenses incurred	807	650	(164)	23,231	(518)
Acquisition expenses	15,892	16,967	16,223	12,916	16,096
Operational and corporate expenses	6,579	6,804	6,688	6,786	6,860
Interest expense	1,858	1,859	1,859	1,859	1,858
Total expenses	25,136	26,280	24,606	44,792	24,296
Income before taxes	41,233	22,149	40,893	37,300	56,619
Income tax expense	(23)	(111)	(444)	(84)	(91)
Net income available to DaVinciRe common shareholders	$41,210	$22,038	$40,449	$37,216	$56,528

Net claims and claim expenses incurred - current accident year	$5,899	$24,310	$4,435	$30,095	$3,546
Net claims and claim expenses incurred - prior accident years	(5,092)	(23,660)	(4,599)	(6,864)	(4,064)
Net claims and claim expenses incurred - total	$807	$650	$(164)	$23,231	$(518)

Net claims and claim expense ratio - current accident year	10.5%	41.5%	7.7%	47.5%	6.1%
Net claims and claim expense ratio - prior accident years	(9.1)%	(40.4)%	(8.0)%	(10.9)%	(7.0)%
Net claims and claim expense ratio - calendar year	1.4%	1.1%	(0.3)%	36.6%	(0.9)%
Underwriting expense ratio	40.0%	40.6%	39.9%	31.1%	39.3%
Combined ratio	41.4%	41.7%	39.6%	67.7%	38.4%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assets
Fixed maturity investments trading, at fair value	$7,259,851	$6,891,244	$7,088,419	$7,073,129	$6,890,592
Fixed maturity investments available for sale, at fair value	—	—	11,721	12,434	13,985
Total fixed maturity investments, at fair value	7,259,851	6,891,244	7,100,140	7,085,563	6,904,577
Short term investments, at fair value	1,199,797	1,368,379	1,136,660	1,000,206	1,171,523
Equity investments trading, at fair value	388,424	383,313	345,565	301,298	335,509
Other investments, at fair value	514,667	549,805	511,621	489,702	496,900
Investments in other ventures, under equity method	97,131	124,227	120,569	133,448	131,692
Total investments	9,459,870	9,316,968	9,214,555	9,010,217	9,040,201
Cash and cash equivalents	454,087	421,157	493,330	455,521	449,149
Premiums receivable	1,283,275	987,323	1,181,331	1,332,667	1,094,116
Prepaid reinsurance premiums	628,091	441,260	511,421	533,092	444,954
Reinsurance recoverable	325,819	279,564	240,769	222,006	167,228
Accrued investment income	40,547	38,076	37,245	37,900	37,492
Deferred acquisition costs	388,681	335,325	351,841	331,152	287,291
Receivable for investments sold	316,948	105,841	193,071	203,165	204,306
Other assets	173,984	175,382	181,290	160,873	167,514
Goodwill and other intangibles	248,325	251,186	254,678	258,170	261,662
Total assets	$13,319,627	$12,352,082	$12,659,531	$12,544,763	$12,153,913
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,934,688	$2,848,294	$2,861,099	$2,844,243	$2,811,523
Unearned premiums	1,596,495	1,231,573	1,434,136	1,518,106	1,261,454
Debt	945,701	948,663	951,620	954,577	957,536
Reinsurance balances payable	972,266	673,983	774,660	753,699	618,344
Payable for investments purchased	604,613	305,714	437,826	432,926	454,593
Other liabilities	217,036	301,684	227,847	215,592	208,533
Total liabilities	7,270,799	6,309,911	6,687,188	6,719,143	6,311,983
Redeemable noncontrolling interest	1,187,991	1,175,594	1,164,553	1,122,403	1,081,337
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,785	41,187	41,156	41,496	43,095
Additional paid-in capital	131,173	216,558	213,053	242,561	422,422
Accumulated other comprehensive (loss) income	(358)	1,133	2,621	2,337	1,665
Retained earnings	4,289,237	4,207,699	4,150,960	4,016,823	3,893,411
Total shareholders' equity attributable to RenaissanceRe	4,860,837	4,866,577	4,807,790	4,703,217	4,760,593
Total liabilities, noncontrolling interests and shareholders' equity	$13,319,627	$12,352,082	$12,659,531	$12,544,763	$12,153,913

Book value per common share	$109.37	$108.45	$107.10	$103.70	$101.19

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
U.S. treasuries	$2,635,800	27.9%	$2,617,894	28.1%	$2,564,635	27.9%	$2,660,051	29.5%	$2,475,747	27.4%
Agencies	86,373	0.9%	90,972	1.0%	120,761	1.3%	126,549	1.4%	85,270	0.9%
Municipal	506,109	5.4%	519,069	5.6%	550,062	6.0%	561,456	6.2%	564,555	6.3%
Non-U.S. government (Sovereign debt)	341,725	3.6%	333,224	3.6%	313,560	3.4%	313,699	3.5%	353,756	3.9%
Non-U.S. government-backed corporate	118,092	1.2%	133,300	1.4%	129,423	1.4%	157,606	1.7%	164,724	1.8%
Corporate	2,205,442	23.4%	1,877,243	20.2%	1,916,092	20.8%	1,840,407	20.5%	1,833,825	20.3%
Agency mortgage-backed	505,829	5.3%	462,493	5.0%	521,987	5.7%	513,666	5.7%	498,093	5.5%
Non-agency mortgage-backed	270,983	2.9%	258,944	2.7%	283,333	3.0%	258,507	2.8%	256,572	2.8%
Commercial mortgage-backed	382,874	4.0%	409,747	4.4%	492,311	5.3%	503,475	5.6%	540,940	6.0%
Asset-backed	206,624	2.1%	188,358	2.0%	207,976	2.2%	150,147	1.7%	131,095	1.5%
Total fixed maturity investments, at fair value	7,259,851	76.7%	6,891,244	74.0%	7,100,140	77.0%	7,085,563	78.6%	6,904,577	76.4%
Short term investments, at fair value	1,199,797	12.7%	1,368,379	14.7%	1,136,660	12.4%	1,000,206	11.1%	1,171,523	13.0%
Equity investments trading, at fair value	388,424	4.1%	383,313	4.1%	345,565	3.8%	301,298	3.4%	335,509	3.7%
Other investments, at fair value	514,667	5.4%	549,805	5.9%	511,621	5.5%	489,702	5.4%	496,900	5.4%
Total managed investment portfolio	9,362,739	98.9%	9,192,741	98.7%	9,093,986	98.7%	8,876,769	98.5%	8,908,509	98.5%
Investments in other ventures, under equity method	97,131	1.1%	124,227	1.3%	120,569	1.3%	133,448	1.5%	131,692	1.5%
Total investments	$9,459,870	100.0%	$9,316,968	100.0%	$9,214,555	100.0%	$9,010,217	100.0%	$9,040,201	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$1,043,008	14.4%	$1,043,738	15.2%	$1,133,053	16.0%	$1,006,357	14.2%	$1,104,041	16.0%
AA	3,832,632	52.8%	3,768,485	54.7%	3,830,792	54.0%	4,018,887	56.7%	3,757,452	54.4%
A	727,568	10.0%	644,150	9.3%	684,455	9.6%	669,716	9.5%	712,348	10.3%
BBB	598,997	8.3%	567,672	8.2%	542,674	7.6%	527,498	7.5%	521,656	7.6%
Non-investment grade and not rated	1,057,646	14.5%	867,199	12.6%	909,166	12.8%	863,105	12.1%	809,080	11.7%
Total fixed maturity investments, at fair value	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$514,037	7.1%	$483,642	7.0%	$280,850	4.0%	$266,356	3.8%	$215,975	3.1%
Due after one through five years	4,004,237	55.2%	3,900,915	56.6%	4,102,622	57.8%	4,163,134	58.8%	4,011,832	58.1%
Due after five through ten years	1,182,697	16.3%	1,028,249	14.9%	1,044,737	14.7%	1,049,939	14.8%	1,035,877	15.0%
Due after ten years	192,570	2.6%	158,896	2.3%	166,324	2.3%	180,339	2.5%	214,193	3.1%
Mortgage-backed securities	1,159,686	16.0%	1,131,184	16.4%	1,297,631	18.3%	1,275,648	18.0%	1,295,605	18.8%
Asset-backed securities	206,624	2.8%	188,358	2.8%	207,976	2.9%	150,147	2.1%	131,095	1.9%
Total fixed maturity investments, at fair value	$7,259,851	100.0%	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.3%		2.1%		1.8%		1.8%		2.0%
Average duration of fixed maturities and short term investments	2.6		2.4		2.3		2.2		2.2

7

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Type of Investment
Catastrophe bonds	$298,564	$335,209	$298,408	$275,553	$272,397
Private equity partnerships	192,975	191,061	192,217	190,316	200,465
Senior secured bank loan fund	21,748	22,040	19,440	22,212	22,334
Hedge funds	1,380	1,495	1,556	1,621	1,704
Total other investments, at fair value	$514,667	$549,805	$511,621	$489,702	$496,900

Type of Investment
Catastrophe bonds	58.0%	61.0%	58.3%	56.3%	54.8%
Private equity partnerships	37.5%	34.7%	37.6%	38.9%	40.4%
Senior secured bank loan fund	4.2%	4.0%	3.8%	4.5%	4.5%
Hedge funds	0.3%	0.3%	0.3%	0.3%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

8

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Fixed maturity investments	$43,419	$38,605	$39,959	$46,091	$36,006
Short term investments	1,724	1,726	1,174	1,227	1,000
Equity investments trading	811	910	797	865	1,663
Other investments
Private equity investments	7,802	6,585	4,572	4,356	(9,358)
Other	4,072	3,072	8,765	5,035	3,309
Cash and cash equivalents	189	204	246	209	129
	58,017	51,102	55,513	57,783	32,749
Investment expenses	(3,692)	(3,786)	(4,090)	(3,659)	(3,886)
Net investment income	54,325	47,316	51,423	54,124	28,863

Gross realized gains	11,461	11,945	20,383	22,661	17,750
Gross realized losses	(16,533)	(12,483)	(3,363)	(7,804)	(14,665)
Net realized (losses) gains on fixed maturity investments	(5,072)	(538)	17,020	14,857	3,085
Net unrealized gains (losses) on fixed maturity investments trading	24,635	(98,547)	(4,235)	44,271	85,465
Net realized and unrealized (losses) gains on investments-related derivatives	(56)	11,459	1,727	(9,151)	(19,449)
Net realized gains (losses) on equity investments trading	20,915	152	127	14,729	(818)
Net unrealized gains (losses) on equity investments trading	2,951	37,507	45,231	5,066	(6,630)
Net realized and unrealized gains (losses) on investments	43,373	(49,967)	59,870	69,772	61,653
Change in net unrealized gains on fixed maturity investments available for sale	—	(1,398)	(113)	(90)	(269)
Total investment result	$97,698	$(4,049)	$111,180	$123,806	$90,247

Total investment return - annualized	4.1%	(0.2)%	4.9%	5.5%	4.0%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2017	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,199,797	$1,199,797	12.7%	0.9%	$1,162,814	$30,267	$2,569	$1,461	$2,193	$493
		100.0%			97.0%	2.5%	0.2%	0.1%	0.2%	—%
Fixed maturity investments
U.S. treasuries	2,646,951	2,635,800	27.9%	1.4%	—	2,635,800	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	26,256	25,884	0.3%	1.6%	—	25,884	—	—	—	—
Other agencies	60,900	60,489	0.6%	2.2%	—	60,489	—	—	—	—
Total agencies	87,156	86,373	0.9%	2.0%	—	86,373	—	—	—	—
Municipal	506,023	506,109	5.4%	2.1%	118,833	263,818	91,620	31,838	—	—
Non-U.S. government (Sovereign debt)	345,569	341,725	3.6%	1.6%	287,234	26,531	15,566	11,882	512	—
Non-U.S. government-backed corporate	120,604	118,092	1.2%	1.6%	69,172	45,628	1,956	1,336	—	—
Corporate	2,191,565	2,205,442	23.4%	3.7%	52,680	172,998	603,358	536,334	803,956	36,116
Mortgage-backed
Residential mortgage-backed
Agency securities	511,925	505,829	5.3%	3.0%	—	505,829	—	—	—	—
Non-agency securities - Alt A	200,542	206,060	2.2%	5.0%	8,730	11,665	4,379	10,815	166,912	3,559
Non-agency securities - Prime	62,306	64,923	0.7%	4.1%	5,042	5,018	2,298	5,974	46,591	—
Total residential mortgage-backed	774,773	776,812	8.2%	3.6%	13,772	522,512	6,677	16,789	213,503	3,559
Commercial mortgage-backed	382,531	382,874	4.0%	2.7%	318,420	57,937	5,699	818	—	—
Total mortgage-backed	1,157,304	1,159,686	12.2%	3.3%	332,192	580,449	12,376	17,607	213,503	3,559
Asset-backed
Collateralized loan obligations	160,999	161,715	1.7%	2.5%	139,762	20,951	1,002	—	—	—
Credit cards	20,105	20,107	0.2%	1.8%	20,107	—	—	—	—	—
Auto loans	18,738	18,694	0.2%	1.8%	18,694	—	—	—	—	—
Student loans	1,486	1,491	—%	2.3%	1,407	84	—	—	—	—
Other	4,640	4,617	—%	2.8%	2,927	—	1,690	—	—	—
Total asset-backed	205,968	206,624	2.1%	2.3%	182,897	21,035	2,692	—	—	—
Total securitized assets	1,363,272	1,366,310	14.3%	3.2%	515,089	601,484	15,068	17,607	213,503	3,559
Total fixed maturity investments	7,261,140	7,259,851	76.7%	2.5%	1,043,008	3,832,632	727,568	598,997	1,017,971	39,675
		100.0%			14.4%	52.8%	10.0%	8.3%	14.0%	0.5%
Equity investments trading		388,424	4.1%		—	—	—	—	—	388,424
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		298,564	3.2%		—	—	—	—	298,564	—
Private equity partnerships		192,975	2.0%		—	—	—	—	—	192,975
Senior secured bank loan fund		21,748	0.2%		—	—	—	—	—	21,748
Hedge funds		1,380	—%		—	—	—	—	—	1,380
Total other investments		514,667	5.4%		—	—	—	—	298,564	216,103
		100.0%			—%	—%	—%	—%	58.0%	42.0%
Investments in other ventures		97,131	1.1%		—	—	—	—	—	97,131
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,459,870	100.0%		$2,205,822	$3,862,899	$730,137	$600,458	$1,318,728	$741,826
		100.0%			23.3%	40.9%	7.7%	6.4%	13.9%	7.8%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2017
Issuer	Total	Short term investments	Fixed maturity investments
Morgan Stanley	$45,146	$—	$45,146
Goldman Sachs Group Inc.	43,480	—	43,480
JP Morgan Chase & Co.	42,524	—	42,524
Wells Fargo & Co.	37,547	—	37,547
Bank of America Corp.	32,689	—	32,689
HSBC Holdings PLC	26,856	—	26,856
Honda Motor Co., Ltd.	22,705	—	22,705
Credit Suisse Group AG	22,552	—	22,552
Citigroup Inc.	22,543	—	22,543
PNC Financial Services Group Inc.	19,512	—	19,512
Total (1)	$315,554	$—	$315,554

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2017
Property	$212,770	$171,257	$231,586	$615,613
Casualty and Specialty	587,083	139,183	1,574,435	2,300,701
Other	2,255	—	16,119	18,374
Total	$802,108	$310,440	$1,822,140	$2,934,688

December 31, 2016
Property	$214,954	$186,308	$226,512	$627,774
Casualty and Specialty	591,705	105,419	1,498,002	2,195,126
Other	6,935	—	18,459	25,394
Total	$813,594	$291,727	$1,742,973	$2,848,294

September 30, 2016
Property	$245,328	$184,758	$239,235	$669,321
Casualty and Specialty	584,189	100,589	1,481,092	2,165,870
Other	2,883	—	23,025	25,908
Total	$832,400	$285,347	$1,743,352	$2,861,099

June 30, 2016
Property	$264,872	$190,905	$241,442	$697,219
Casualty and Specialty	570,159	142,280	1,403,585	2,116,024
Other	6,332	—	24,668	31,000
Total	$841,363	$333,185	$1,669,695	$2,844,243

March 31, 2016
Property	$287,006	$164,779	$231,270	$683,055
Casualty and Specialty	569,065	145,890	1,383,032	2,097,987
Other	2,737	—	27,744	30,481
Total	$858,808	$310,669	$1,642,046	$2,811,523

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2017			Three months ended March 31, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519
Incurred claims and claim expenses
Current year	219,860	55,785	164,075	154,338	26,129	128,209
Prior years	31,944	2,938	29,006	7,660	9,264	(1,604)
Total incurred claims and claim expenses	251,804	58,723	193,081	161,998	35,393	126,605
Paid claims and claim expenses
Current year	9,124	1,395	7,729	1,520	30	1,490
Prior years	158,633	11,133	147,500	127,236	2,825	124,411
Total paid claims and claim expenses	167,757	12,528	155,229	128,756	2,855	125,901
Foreign exchange	2,347	60	2,287	11,236	164	11,072
Reserve for claims and claim expenses, end of period	$2,934,688	$325,819	$2,608,869	$2,811,523	$167,228	$2,644,295

13

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Numerator:
Net income available to RenaissanceRe common shareholders	$92,352	$69,436	$146,825	$136,325	$127,995
Amount allocated to participating common shareholders (1)	(907)	(789)	(1,770)	(1,561)	(1,601)
	$91,445	$68,647	$145,055	$134,764	$126,394
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	40,408	40,474	40,513	41,693	42,577
Per common share equivalents of employee stock options and restricted shares	215	233	220	192	335
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,623	40,707	40,733	41,885	42,912

Basic income per RenaissanceRe common share	$2.26	$1.70	$3.58	$3.23	$2.97
Diluted income per RenaissanceRe common share	$2.25	$1.69	$3.56	$3.22	$2.95

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

14

RenaissanceRe Holdings Ltd.
Equity in (Losses) Earnings of Other Ventures

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Top Layer Re	$2,484	$1,707	$(14,951)	$2,265	$2,403
Tower Hill Companies	(4,058)	2,860	3,422	3,846	251
Other	67	393	(101)	(89)	(1,043)
Total equity in (losses) earnings of other ventures	$(1,507)	$4,960	$(11,630)	$6,022	$1,611

Other Income

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$1,498	$4,720	$2,195	$3,492	$3,839
Other items	167	457	73	(838)	240
Total other income	$1,665	$5,177	$2,268	$2,654	$4,079

15

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	AA-	—	—
RenaissanceRe Specialty U.S. (1)	A	AA-	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

16

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Property Segment
Catastrophe	$414,424	$7,705	$71,606	$432,033	$373,017
Other property	106,105	44,742	48,298	61,920	71,942
Property segment gross premiums written	$520,529	$52,447	$119,904	$493,953	$444,959

Casualty and Specialty Segment
Professional liability (1)	$132,306	$83,804	$90,984	$97,000	$105,792
General casualty (2)	122,293	79,669	82,234	53,099	112,937
Financial lines (3)	85,143	85,208	110,771	74,255	142,834
Other (4)	61,819	21,963	26,331	40,821	55,611
Casualty and Specialty segment gross premiums written	$401,561	$270,644	$310,320	$265,175	$417,174

(1)	Includes directors and officers, medical malpractice, and professional indemnity.

(2)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.

(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.

(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite, terrorism.  Lines of business such as regional multi line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

17

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended March 31, 2017
	Catastrophe	Other Property	Total
Gross premiums written	$414,424	$106,105	$520,529
Net premiums written	$220,898	$68,973	$289,871
Net premiums earned	$133,179	$53,809	$186,988
Net claims and claim expenses incurred	6,923	31,915	38,838
Acquisition expenses	9,814	19,289	29,103
Operational expenses	22,476	5,189	27,665
Underwriting income (loss)	$93,966	$(2,584)	$91,382

Net claims and claim expenses incurred - current accident year	$15,174	$24,592	$39,766
Net claims and claim expenses incurred - prior accident years	(8,251)	7,323	(928)
Net claims and claim expenses incurred - total	$6,923	$31,915	$38,838

Net claims and claim expense ratio - current accident year	11.4%	45.7%	21.3%
Net claims and claim expense ratio - prior accident years	(6.2)%	13.6%	(0.5)%
Net claims and claim expense ratio - calendar year	5.2%	59.3%	20.8%
Underwriting expense ratio	24.2%	45.5%	30.3%
Combined ratio	29.4%	104.8%	51.1%

	Three months ended March 31, 2016
	Catastrophe	Other Property	Total
Gross premiums written	$373,017	$71,942	$444,959
Net premiums written	$184,267	$48,592	$232,859
Net premiums earned	$143,111	$32,121	$175,232
Net claims and claim expenses incurred	4,722	17,082	21,804
Acquisition expenses	10,829	9,295	20,124
Operational expenses	23,050	5,607	28,657
Underwriting income	$104,510	$137	$104,647

Net claims and claim expenses incurred - current accident year	$11,352	$16,380	$27,732
Net claims and claim expenses incurred - prior accident years	(6,630)	702	(5,928)
Net claims and claim expenses incurred - total	$4,722	$17,082	$21,804

Net claims and claim expense ratio - current accident year	7.9%	51.0%	15.8%
Net claims and claim expense ratio - prior accident years	(4.6)%	2.2%	(3.4)%
Net claims and claim expense ratio - calendar year	3.3%	53.2%	12.4%
Underwriting expense ratio	23.7%	46.4%	27.9%
Combined ratio	27.0%	99.6%	40.3%

18

RenaissanceRe Holdings Ltd.
Lloyd's Platform Supplemental Underwriting Results

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Gross premiums written	$176,788	$96,861	$91,954	$160,941	$132,721
Net premiums written	$74,709	$70,705	$69,365	$131,851	$62,799
Net premiums earned	$78,816	$78,324	$74,693	$72,618	$61,303
Net claims and claim expenses incurred	59,923	49,634	29,337	43,832	27,016
Acquisition expenses	22,921	19,402	20,958	18,651	14,287
Operational expenses	11,711	11,231	8,760	12,408	14,134
Underwriting (loss) income	$(15,739)	$(1,943)	$15,638	$(2,273)	$5,866

Net claims and claim expenses incurred - current accident year	$35,679	$49,408	$38,068	$41,567	$25,948
Net claims and claim expenses incurred - prior accident years	24,244	226	(8,731)	2,265	1,068
Net claims and claim expenses incurred - total	$59,923	$49,634	$29,337	$43,832	$27,016

Net claims and claim expense ratio - current accident year	45.3%	63.1%	51.0%	57.2%	42.3%
Net claims and claim expense ratio - prior accident years	30.7%	0.3%	(11.7)%	3.2%	1.8%
Net claims and claim expense ratio - calendar year	76.0%	63.4%	39.3%	60.4%	44.1%
Underwriting expense ratio	44.0%	39.1%	39.8%	42.7%	46.3%
Combined ratio	120.0%	102.5%	79.1%	103.1%	90.4%

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income available to RenaissanceRe common shareholders	$92,352	$69,436	$146,825	$136,325	$127,995
Adjustment for net realized and unrealized (gains) losses on investments	(43,373)	49,967	(59,870)	(69,772)	(61,653)
Operating income available to RenaissanceRe common shareholders	$48,979	$119,403	$86,955	$66,553	$66,342

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.25	$1.69	$3.56	$3.22	$2.95
Adjustment for net realized and unrealized (gains) losses on investments	(1.07)	1.23	(1.47)	(1.67)	(1.44)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$1.18	$2.92	$2.09	$1.55	$1.51

Return on average common equity - annualized	8.3%	6.3%	13.5%	12.6%	11.8%
Adjustment for net realized and unrealized (gains) losses on investments	(3.9)%	4.5%	(5.5)%	(6.4)%	(5.7)%
Operating return on average common equity - annualized	4.4%	10.8%	8.0%	6.1%	6.1%

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Book value per common share	$109.37	$108.45	$107.10	$103.70	$101.19
Adjustment for goodwill and other intangibles (1)	(6.55)	(6.58)	(6.69)	(6.73)	(6.59)
Tangible book value per common share	102.82	101.87	100.41	96.97	94.60
Adjustment for accumulated dividends	17.04	16.72	16.41	16.10	15.79
Tangible book value per common share plus accumulated dividends	$119.86	$118.59	$116.82	$113.07	$110.39

Quarterly change in book value per common share	0.8%	1.3%	3.3%	2.5%	2.1%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.2%	1.8%	3.9%	2.8%	2.6%

(1)
At March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, goodwill and other intangibles included $18.9 million, $19.7 million, $20.6 million, $21.4 million and $22.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Property Segment
Catastrophe	$414,424	$7,705	$71,606	$432,033	$373,017
Other property	106,105	44,742	48,298	61,920	71,942
Property segment gross premiums written	$520,529	$52,447	$119,904	$493,953	$444,959

Managed Catastrophe Premiums
Property segment gross premiums written	$520,529	$52,447	$119,904	$493,953	$444,959
Other property gross premiums written	(106,105)	(44,742)	(48,298)	(61,920)	(71,942)
Catastrophe gross premiums written	$414,424	$7,705	$71,606	$432,033	$373,017
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	12,385	1,389	1,493	25,689	11,096
Catastrophe premiums written by the Company and ceded to Top Layer Re	—	—	—	(896)	(8,367)
Managed catastrophe premiums	$426,809	$9,094	$73,099	$456,826	$375,746

22